UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CANNAVEST CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DEFINITIVE PROXY MATERIAL IS INTENDED

TO BE RELEASED TO STOCKHOLDERS ON OR ABOUT JULY 3, 2014

CANNAVEST CORP.

2688 South Rainbow Avenue

Suite B

Las Vegas, Nevada 89146

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 23, 2014

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Meeting”) of CannaVEST Corp. (the “Company”, “we”, “us”) will be held on July 23, 2014, at 10 a.m. local time, at 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146, (866) 290-2157, for the following purposes:

(1)	To elect three directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)	To ratify PKF, Certified Public Accountants, A Professional Corporation, as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

(3)	To approve the Company’s Amended and Restated 2013 Equity Incentive Plan; and

(4)	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponement thereof.

The close of business on June 27, 2014, has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the meeting or any adjournments or postponement thereof. For at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open to any stockholder’s examination during ordinary business hours at our principal executive offices at 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146.

Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR all of the foregoing proposals.

A proxy for the meeting and a proxy statement with information concerning the matters to be acted upon is enclosed herewith.

Your vote is important no matter how large or small your holdings may be. If you do not expect to be present at the Meeting in person, you are urged to immediately complete, date, sign, detach and return the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. This will not limit your right to attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting. Please note that dissenter’s rights are not available with respect to the proposals to be voted upon at this meeting.

By Order of the Board of Directors

/s/ Allen Shubat

Allen Shubat

Secretary

Las Vegas, Nevada

July 2, 2014

I M P O R T A N T

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD USING THE ENCLOSED RETURN ENVELOPE, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. A MAJORITY IN VOTING POWER OF THE OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE MEETING, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM.

CANNAVEST CORP.

2688 South Rainbow Avenue

Suite B

Las Vegas, Nevada 89146

PROXY STATEMENT

For

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 23, 2014 at 10 a.m. local time

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CannaVEST Corp. (the “Company”, “we” or “us”) for use at the annual meeting of the stockholders (the “Meeting”) of the Company, to be held on July 23, 2014, at 10 a.m., local time. The Meeting will be held at 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146, (866) 290-2157. This proxy statement and proxy are being mailed to our stockholders on or about July 3, 2014.

Only stockholders of record at the close of business on June 27, 2014 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the record date, 33,614,166 shares of the Company’s common stock were issued and outstanding, held by 50 holders of record. Each share of common stock is entitled to one vote on each matter to be voted upon at the Meeting. Shares cannot be voted at the Meeting unless the holder thereof is present or represented by proxy. The presence, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of common stock on the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

Our Board has selected Michael Mona, Jr. to serve as the holder of proxies for the Meeting. The shares of common stock represented by each executed and returned proxy will be voted by him in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Mr. Mona will vote your shares “FOR” the proposals being made at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy. Third, you may vote in person at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last vote will be the vote that is counted. Please note that dissenter’s rights are not available with respect to any proposal to be voted upon at the Meeting.

We will provide copies of this proxy statement and accompanying materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors and officers and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

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QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION

AND VOTING AT THE MEETING

Q. When is the Meeting?

A. July 23, 2014, 10 a.m., local time.

Q. Where will the Meeting be held?

A. The Meeting will be held at 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146, (866) 290-2157.

Q. Why am I receiving these proxy materials?

A. You are receiving these proxy materials from us because you were a stockholder of record at the close of business on the Record Date. As a stockholder of record, you are invited to attend the Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q. Who is entitled to vote at the Meeting?

A. Only stockholders who owned our common stock at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, there were 33,614,166 shares of our common stock outstanding held by 50 holders of record.

Q. How many shares must be present to conduct business?

A. The presence at the Meeting, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of our common stock at the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the meeting.

Q. What will be voted on at the Meeting?

A. The items of business scheduled to be voted on at the meeting are as follows:

1. Election of three directors to serve until the Company’s 2015 Annual Meeting of Stockholders;

2. Ratification of PKF, Certified Public Accountants, A Professional Corporation (“PKF”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

3. Approval of the Company’s Amended and Restated 2013 Equity Incentive Plan.

Q. How does the Board recommend that I vote?

A. Our Board recommends that you vote your shares “FOR” approval of all of the proposals set forth herein.

Q. What shares can I vote at the Meeting?

A. You may vote all shares of common stock owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A. Some of our stockholders may hold shares of common stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corp., you are considered to be, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the Meeting and vote by proxy using the enclosed proxy card. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you from that organization together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. If this applies to you, your broker, trustee or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q. How can I vote my shares without attending the Meeting?

A. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. Stockholders of record of our common stock may vote by proxy using the enclosed proxy card. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy using the proxy card provided by the broker, trustee or nominee and mailing them in the accompanying pre-addressed envelope.

Q. How can I vote my shares in person at the Meeting?

A. Shares held in your name as the stockholder of record may be voted in person at the Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Q. How are votes counted?

A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” each proposal, “FOR” the nominees identified herein, and in the discretion of the proxy holder on any other matters that properly come before the Meeting).

Q. What is a “broker non-vote”?

A. A broker non-vote occurs when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers, dissolutions or stockholder proposals. Your broker will NOT be able to vote your shares with respect to the election or directors or the approval of the Amended and Restated 2013 Equity Incentive Plan if you have not provided directions to your broker. If you hold shares through a broker, we strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.

Broker non-votes will have no effect on the election of directors or the proposal to approve the Amended and Restated 2013 Equity Incentive Plan.

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Q. How are abstentions counted?

A. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes entitled to vote with respect to a proposal, but they will not be voted on any matter at the Meeting.

With regard to the election of directors, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will be entirely excluded from the vote and will have no effect on its outcome.

With regard to ratification of PKF as the Company’s independent registered public accounting firm for the year ending December 31, 2014, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required for approval. Accordingly, abstentions will not be voted in favor of such proposal and will have the same effect as a vote “AGAINST” the proposal.

With regard to the proposal approving the Company’s Amended and Restated 2013 Equity Incentive Plan, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required for approval. Accordingly, abstentions will not be voted in favor of such proposal and will have the same effect as a vote “AGAINST” the proposal.

Q. What should I do if I receive more than one proxy?

A. You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Q. Can I change my mind after I return my proxy?

A. Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to the corporate secretary, by submitting another proxy with a later date, or by attending the Meeting and voting in person. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q. Who is soliciting my vote and who is paying the costs?

A. Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement.

Q. How can I find out the results of the voting?

A. We intend to announce preliminary voting results at the meeting and publish final results in a Current Report on Form 8-K within four business days following the meeting.

Q. Whom should I contact if I have questions?

A. If you have any additional questions about the Meeting or the proposals presented in this proxy statement, you should contact the following person at our principal executive office as follows:

Allen Shubat, Treasurer and Secretary

2688 South Rainbow Avenue

Suite B

Las Vegas, Nevada 89146

(866) 290-2157

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated Mr. Michael Mona, Jr., Mr. Bart P. Mackay and Mr. Larry Raskin as directors to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. If elected, each of the directors will hold office as a director until our 2015 annual meeting of stockholders. The Company’s bylaws set the number of directors at four, however, at this time the Company has not identified a qualified individual to serve as the fourth director of the Company, and no stockholder nominee has been presented, and so there is a vacancy on the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees recommended by our Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that the nominees will be available to serve as directors. If any of Mr. Mona, Mr. Mackay or Mr. Raskin becomes unavailable, however, the proxy holder intends to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Mr. Mona, Mr. Mackay and Mr. Raskin.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the nominees identified above.

DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers, key employees and directors are listed in the below table. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs and there are no arrangements or understanding between any of our officers, directors or nominees for directors and any other person pursuant to which any officer, director or nominee for director was or is to be selected as an officer, director or nominee. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries and none of such persons has a material interest adverse to the Company or any of its subsidiaries.

Name	Age	Position	Year First Elected Director	Nominee
Michael Mona, Jr.	67	President, Chief Executive Officer and Director	2013	Y

Bart P. Mackay	57	Director	2013	Y

Larry Raskin	57	Director	2014	Y

Joseph Dowling	57	Chief Financial Officer	N/A	N

Allen Shubat	59	Treasurer and Secretary	N/A	N

Michael Mona, III(1)	28	Vice President of Operations	N/A	N

(1)	Appointed as Vice President of Operations on July 25, 2013.

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Michael Mona, Jr. was originally appointed as President, Secretary and Treasurer of the Company on November 16, 2012, and as a director on January 28, 2013. Mr. Mona resigned as Secretary and Treasurer, and was appointed as Chief Executive Officer, on July 25, 2013. Mr. Mona possesses over 25 years of experience in the field of construction, investments and project development, holding various senior positions in these fields since 1987. Since 1994, Mr. Mona has served as the President of M&M Development, Inc. and in such role has overseen the construction and operation of various apartment projects, hotels and recreational vehicle parks throughout Las Vegas, Nevada. As our President, Mr. Mona is specially qualified to serve on the Board because of his detailed knowledge of our operations and market.

Bart P. Mackay was initially appointed as a director of the Company on March 14, 2013. Mr. Mackay is an attorney licensed since 1984 with emphasis in corporate finance, technology and entrepreneurial legal matters. Mr. Mackay has been a principal of Mackay Ventures, Inc. since 2001. Mackay Ventures consults with various organizations and businesses primarily in the technology and finance industries, has extensive experience in establishing and developing new enterprises both from management and operational aspects, including the formation and growth of several of its own ventures. Mr. Mackay’s extensive business background makes him a valuable addition to the Board.

Larry Raskin was initially appointed as a director of the Company on May 7, 2014. Mr. Raskin has been the Global Vice President of Leadership Development of ACN Inc., a telecommunications company, since 2012. Mr. Raskin joined ACN Inc. in 1994 and has held various positions in the company, including Vice President of Sales North America from 2001 to 2006 and Senior Vice President in 2012 prior to stepping into his current position. Prior to joining ACN Inc., Mr. Raskin was a National Marketing Director at National Safety Associates of Memphis, Tennessee from 1988 to 1994. Mr. Raskin’s extensive business background makes him a valuable addition to the Board.

Allen Shubat was appointed as Treasurer and Secretary of the Company on March 21, 2014. Prior to this appointment, Mr. Shubat was controller for SG Biofuels, Inc., from 2012 to 2014, where he coordinated consolidated financial statements in accordance with U.S. generally accepted accounting principles and investments in three countries. From 2008 to 2011, Mr. Shubat was controller of PacVentures, where he executed accounting for 40+ business units in five states and three satellite offices. While at PacVentures, Mr. Shubat worked with multiple and affiliated companies providing consolidated financial statements, tax and audit work papers. Mr. Shubat also previously worked for TelMex USA, LLC, a Carlos Slim subsidiary. While at TelMex USA, LLC, Mr. Shubat tracked a $200MM investment portfolio in the U.S. and certain South American countries.

Joseph Dowling was appointed as Chief Financial Officer of the Company on June 16, 2014. Prior to his appointment, Mr. Dowling held the position of Senior Consultant with RGP, a global consulting firm, providing finance, internal and external regulatory reporting expertise to a range of clients. From 2005 to 2012, Mr. Dowling held the position of chief financial officer of MediVas, LLC, a life science company, and from 1998 to 2005 served as a Managing Director at Citigroup, a global financial services firm. Earlier in his career, Mr. Dowling served in various finance and accounting roles in both public accounting and in the banking industry. Mr. Dowling holds a Bachelor of Arts from the University of California, Los Angeles in Economics and is a certified public accountant.

Michael Mona, III graduated from the University of San Diego in 2009, with a Bachelor of Arts in Business Administration. Mr. Mona has been a managing member of Mona Co. Development since 2009, and prior to joining the Company in 2013, was the President and Managing Member of Caps of SD LLC. Prior to joining the Company, Mr. Mona was Vice President, Product Development for Medical Marijuana, Inc., and was responsible for the development and testing of hemp-based products.

Board of Directors and Stockholder Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

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Directors are elected annually and hold office until the next annual meeting and until their successors are duly elected and qualified. During fiscal year 2013, there were three formal Board meetings. None of our directors attended fewer than 75% of the total number of meetings of the Board held during the time each such individual director was serving as a director. The Company encourages, but does not require, directors to attend annual meetings of stockholders. All of the directors attended to 2013 Annual Meeting of Stockholders.

Committees of the Board of Directors

We do not have an Audit Committee or a Nominating Committee, or any other committee performing a similar function,. The functions of these committees are being undertaken by the Board as a whole. On June 16, 2014, a Compensation Committee was formed by approval of the Board. The following directors are members of the Compensation Committee: Bart Mackay and Larry Raskin.

We do not have a policy regarding the consideration of any director candidates which may be recommended by our stockholders, including the minimum qualifications for director candidates, nor has our Board established a process for identifying and evaluating director nominees, nor do we have a policy regarding director diversity. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. Our Board has not considered or adopted any of these policies as we have never received a recommendation from any stockholder for any candidate to serve on our Board. We do not know if any of our stockholders will make a recommendation for any candidate to serve on our Board given the relatively small size of our company and current lack of directors’ and officers’ insurance coverage.

Compensation Committee

As stated above, the formation of a Compensation Committee was approved by the Board on June 16, 2014. The Compensation Committee administers our executive compensation program and is responsible for establishing, implementing and monitoring adherence to our philosophy with respect to executive compensation. The Compensation Committee does not have a charter.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the U.S. Securities and Exchange Commission (the “SEC”) initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and persons holding greater than 10% of our issued and outstanding stock have filed the required reports in a timely manner during fiscal 2013 with the exception of the late filing of one Form 3 by each of Michael Mona, III and PhytoSPHERE Systems, LLC, the failure to file a Form 3 by Roen Ventures, LLC, and the failure to file a Form 5 by each of PhytoSPHERE, Mercia Holdings LLC, Mai Dun Limited LLC and Bart Mackay.

Other Directorships

Other than as disclosed above, during the last 5 years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

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Audit Committee and Charter

We do not currently have an audit committee.

Board Leadership Structure

The Company does not have a lead independent director and does not believe one is necessary. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size.

Code of Ethics

We have adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is attached as Exhibit 14.1 to our Annual Report on Form 10-K which accompanies this proxy statement.

Family Relationships

Our Vice President of Operations, Michael Mona, III, is the son of our President, Chief Executive Officer and Director, Michael Mona, Jr.

Compensation of Directors

We have a formal plan for compensating our directors for their services, whereby each director, other than our Chairman, receives $500 per meeting of the Board of Directors attended. Each of our directors are expected in the future to receive stock grants as further compensation for their services.

Name of Directors * indicates Independent Director	Fiscal Year	Fees earned or paid in cash ($)	Option Awards ($)	All other compensation ($)	Total ($)
		(a)
Michael Mona, III (1)	2013	–	–	–	–
	2012	–	–	–	–

*Edward Wilson	2013	$1,000	–	–	$1,000
	2012	–	–	–	–

*Theodore Sobieski	2013	$1,000	–	–	$1,000
	2012	–	–	–	–

Bart Mackay	2013	$1,000	–	–	$1,000
	2012	–	–	–	–
(1)	See disclosure below under “Executive Compensation” and “Summary Compensation Table”.

Conflicts of Interest

Our directors and officers are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.

In general, officers and directors of a corporation are required to present business opportunities to the corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation’s line of business; and

•	it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.

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We have adopted a code of ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.

Board Communications with Stockholders

Stockholders desiring to communicate with the Board or any individual member should do so by sending regular mail to Board of Directors, or such director, care of Corporate Secretary, 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146. All communications will be compiled by the corporate secretary and forwarded to the Board or the appropriate director accordingly.

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for our principal executive officer, each other executive officer serving as such whose annual compensation exceeded $100,000 and up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer of our company at December 31, 2013. The value attributable to any option awards, if any, is computed in accordance with FASB ASC 718 Share-Based-Payment (“ASC 718”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total Earnings ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Michael Mona, Jr.	2013	$45,923	$10,000	-0-	-0-	-0-	-0-	$7,500	$63,423
	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Michael Mona, III	2013	$44,769	$10,000	-0-	-0-	-0-	-0-	-0-	$54,769
	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

H.J. Cole	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Compensation Arrangements and Determination of Compensation

We rely on our judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, and career with the Company, current compensation arrangements and long-term potential to enhance stockholder value.

In fiscal year 2013, the President and Chief Executive Officer’s compensation was determined by the Board (except for Mr. Mona, Jr.) and is as set forth below. The salary of Michael Mona III was determined by the Board (except for Michael Mona, Jr.). The salaries of all other officers were determined by the Chief Executive Officer and the Board together. Option grants are recommended by the Chief Executive Officer and the Company’s Chief Financial Officer and approved by the Board. The Company has not retained a compensation consultant to date or otherwise delegated its authority to determine executive compensation. As stated above, on June 16, 2014, the Board formed a Compensation Committee which will determine the Company’s policies and procedures for the consideration and determination of executive and director compensation going forward.

The Board approved a salary of $180,000 for our President and Chief Executive Officer on July 26, 2013. During fiscal year 2013, Mr. Mona, Jr. was paid an aggregate sum of $63,423.

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Mr. Michael Mona III receives a salary of $120,000 for his services as Vice President, Operations. During fiscal year 2013, Mr. Mona III was paid an aggregate sum of $54,769.

Option Grants

As of the date of this proxy statement we had not granted any options or stock appreciation rights to our named executive officers or directors. On July 25, 2013, the Company’s stockholders approved the Company’s 2013 Equity Incentive Plan which reserved 1,000,000 shares of the Company’s common stock for issuance under the 2013 Equity Incentive Plan, as discussed below in “Proposal 3 – Approval of the Company’s Amended and Restated 2013 Equity Incentive Plan”.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board or a committee thereof.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except for the transactions described below, none of our directors, nominees for director, officers or principal stockholders, nor any associate or affiliate of the foregoing, have any interest, direct or indirect, in any transaction or in any proposed transaction, which materially affects the Company or has affected the Company.

As previously disclosed in that certain Current Report on Form 8-K filed by the Company with the SEC on March 8, 2013, on March 1, 2013, the Company issued a Promissory Note (the “Note”) to Roen Ventures, LLC, a Nevada limited liability company (“Roen Ventures”), in exchange for loans provided and to be provided in the future in an amount of up to $2,000,000.

As previously disclosed in that certain Current Report on Form 8-K filed by the Company with the SEC on July 31, 2013, on July 25, 2013, the disinterested members of our Board approved an amendment to the Note, to provide for an increase in the amount of loans to be provided in the future in an amount of up to $6,000,000 and the ability of Roen Ventures to convert, in its sole discretion, the outstanding balance under the Note into shares of the common stock of the Company at a conversion price to be determined following the conclusion of a valuation of the common stock of the Company determined pursuant to ASC 718 Stock Compensation.

As previously disclosed in that certain Current Report on Form 8-K filed by the Company with the SEC on November 13, 2013, a Board valuation was prepared pursuant to Financial Accounting Standards Board Accounting Standards Codification 718 Stock Compensation (the “Valuation”). The Valuation determined that the fair market value of the Company’s restricted, non-marketable common stock is $0.68 per share. On November 7, 2013, the disinterested members of our Board approved a second amendment to the Note to provide for a conversion price of $0.60 per share, which represents an approximate 12% discount to the fair market value of the Company’s restricted, non-marketable common stock pursuant to the Valuation.

As previously disclosed in that certain Current Report on Form 8-K filed by the Company with the SEC on January 28, 2014, on January 22, 2014, Roen Ventures delivered a Notice of Election to Convert to Common Shares (the “Conversion Notice”) pursuant to which Roen Ventures exercised its right under the Note to convert all amounts owing under the Note into shares of common stock of the Company at the set conversion price of $0.60 per share. As of the date of the Conversion Notice, the balance of the loans evidenced by the Note was $6,000,000, including all principal and interest owing thereunder. Therefore, pursuant to the Conversion Notice, on January 22, 2014, the Company issued Roen Ventures 10,000,000 shares of its common stock. As of the date of this proxy statement, Bart Mackay, a member of the Board, through his two wholly-owned limited liability companies, Mercia Holdings, LLC and Mai Dun Limited, LLC, owns 100% of the interests in Roen Ventures.

On December 3, 2013, Mr. Michael Mona, III, the Vice President of Operations of the Company, purchased a total of 500,000 shares of the common stock of the Company in a private placement at an aggregate purchase price of $500,000. On December 3, 2013, the Mik-Nik Trust, of which Mr. Mona, III is a beneficiary and co-trustee, purchased a total of 750,000 shares of the common stock of the Company in a private placement at an aggregate purchase price of $750,000. On March 6, 2014, the Roshe-Dennis Trust, of which Mr. Mona, III is a beneficiary and trustee purchased a total of 1,000,000 shares of the common stock of the Company in a private placement at an aggregate purchase price of $1,000,000.

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The Company paid a total of $30,000 to Mr. Stuart Titus, a stockholder of the Company, for consulting services provided. As of December 31, 2013, Mr. Titus was no longer providing services to the Company.

For the year ended December 31, 2013, the Company recognized sales to the following related parties which represented 100% of total sales recognized:

Party	Relationship	Revenues
Medical Marijuana, Inc. (“MJNA”)	Stockholder	$92,690
HempMeds PX	80% owned by MJNA	871,315
Dixie/Red Dice Holdings	60% owned by MJNA	365,058
Canchew Biotechnologies	50% owned by MJNA	825,000
Total sales to related parties		$2,154,063

In addition, 100% of the Company’s accounts receivable balance totaling $1,540,120 are from these parties.

During the fiscal year ended December 31, 2013, the Company paid a total of $1,953,690 to a stockholder of the Company who is a supplier of hemp oil and hemp to the Company.

There have been no other transactions since the beginning of our last fiscal year or any currently proposed transactions in which we are, or plan to be, a participant and the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. We have not adopted any formal procedures for the review or ratification, or standards for approval, of related-party transactions but instead review such transactions on a case-by-case basis.

Director Independence

Our securities are quoted on the OTC Bulletin Board, which does not have any director independence requirements. However, the Board has determined that one member of our Board, Mr. Raskin, is independent under the New York Stock Exchange Listing Manual. Prior to their respective resignations on October 31, 2013 and May 7, 2014, the Board had determined that each of Mr. Edward Wilson and Mr. Theodore Sobieski were independent under the New York Stock Exchange Listing Manual. We are actively seeking, and intend to appoint, a second independent director as soon as we find a qualified candidate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership of Directors, Officers and 5% Stockholders

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The following table sets forth, as of June 27, 2014, certain information as to shares of our common stock owned by (i) each person known to beneficially own more than five percent of our outstanding common stock or preferred stock, (ii) each of our directors, and executive officers named in our summary compensation table, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each named beneficial owner is the same as that of our principal executive offices located at 2688 South Rainbow Avenue, Suite B, Las Vegas, NV 89146.

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Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Common Stock Beneficially Owned
Mai Dun Limited, LLC (3)	5,739,518	17.07%
Roen Ventures, LLC (3)	10,000,000	29.75%
PhytoSPHERE Systems, LLC (4)	4,425,000	13.16%
Larry Raskin	400,000	1.19%
Michael Mona, Jr.	–	–
Bart Mackay (3)	16,839,518	50.10%
Allen Shubat	–	–
Joseph Dowling	–	–
Michael Mona, III	2,250,000	6.69%
All executive officers and directors as a group (three persons)	16,124,518	57.98%

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Commission, shares of our common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by the percentage ownership of each such person and group. Applicable percentages are based on 33,614,166 shares of our common stock outstanding on June 27, 2014, and are calculated as required by rules promulgated by the SEC.

(2)	Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable.
(3)	Bart Mackay is the sole manager of each of Mercia Holdings, LLC and Mai Dun Limited, LLC and the sole shareholder, officer and director of Mackay Ventures Inc. which is the sole member of each of Mercia Holdings, LLC and Mai Dun Limited, LLC. As of June 27, 2014, Mackay Ventures, Inc. owned 1,100,000 shares of the Company’s common stock. Mercia Holdings, LLC and Mai Dun Limited, LLC are the sole members of Roen Ventures, LLC. The address of each of Roen Ventures, LLC, Mai Dun Limited, LLC and Mackay Ventures Inc. is S. Rancho Drive, Suite A-7, Las Vegas, Nevada 89106. Bart Mackay, the sole manager of Roen Ventures, LLC and Mai Dun Limited, LLC and the sole shareholder, officer and director of Mackay Ventures Inc. is deemed to have shared voting and investment power over the shares of our common stock owned by each of Roen Ventures, LLC, Mai Dun Limited, LLC and Mackay Ventures Inc.

(4)	The address of PhytoSPHERE Systems, LLC is 2665 Ariane Drive, Suite 207, San Diego, California 92117.
*	Less than 1%.

Equity Compensation Plan Information

As of December 31, 2012, the Company did not have any equity securities authorized for issuance pursuant to any equity compensation plan. On July 25, 2013, the Company’s stockholders approved the Company’s 2013 Equity Incentive Plan which reserved 1,000,000 shares of the Company’s common stock for issuance under the 2013 Equity Incentive Plan, as discussed below in “Proposal 3 – Approval of the Company’s Amended and Restated 2013 Equity Incentive Plan.”

Vote Required and Recommendation of the Board of Directors

Each of the three director nominees must be elected by a plurality of votes cast by holders of our common stock entitled to vote at the Meeting.

The Board unanimously recommends that you vote “FOR” the nominees identified above.

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PROPOSAL 2: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has selected PKF to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014. PKF has served as our independent registered public accounting firm since January 14, 2014. Representatives of PKF are expected to be at the Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board is seeking ratification of its selection of PKF as a matter of further involving our stockholders in our corporate affairs. If the stockholders do not ratify this selection, the Board will reconsider its selection of PKF and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting, at which a quorum is present, is required to approve this proposal. Proxies solicited by the Board will be voted for this proposal unless you specify otherwise in your proxy.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of PKF as the Company’s independent registered public accounting firm.

CHANGE IN THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM

On May 7, 2013, the “Company dismissed Turner, Stone and Company, LLP (“Turner Stone”) as the Company’s independent registered public accounting firm which dismissal was approved by the Board on May 3, 2013.

During the fiscal years ended December 31, 2012 and December 31, 2011, and through the filing of this proxy statement, Turner Stone’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except, Turner Stone’s audit report for the years ended December 31, 2012 and 2011, stated that certain conditions raised substantial doubt about the Company’s ability to continue as a going concern. Additionally, Turner Stone issued a letter dated April 12, 2013, informing us of a material weakness in our internal controls. A copy of this letter is filed as Exhibit 16.2 to the Company’s Current Report on Form 8-K filed on May 14, 2013 (the “May Form 8-K”).

During the fiscal years ended December 31, 2012 and 2011, and through the filing of this proxy statement, (i) there were no disagreements with Turner Stone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Turner Stone, would have caused Turner Stone to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements for such years or any subsequent interim period through the date of this proxy statement, and (ii) there was one reportable event related to the material weakness referred to above.

The above information regarding the change in our independent registered public accounting firm was previously disclosed by us in the May Form 8-K. We provided Turner Stone with a copy of the disclosures in the May Form 8-K and requested that Turner Stone furnish to us a letter addressed to the SEC stating whether or not it agrees with the above statements made by us in response to Item 304(a) of Regulation S-K. A copy of the letter, dated May 8, 2013, is filed as Exhibit 16.1 to the May Form 8-K.

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On May 3, 2013, the Board approved the engagement of Anton & Chia, LLP (“Anton & Chia”) as its independent registered public accounting firm. During the fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through May 6, 2013, the date of engagement of Anton & Chia, the Company did not consult with Anton & Chia regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

On November 14, 2013, Anton & Chia resigned as our independent registered public accounting firm.

Anton & Chia did not report on the financial statements for the fiscal years ended December 31, 2012 or December 31, 2011. Anton & Chia did not give any reports regarding the Company’s financial statements that contained any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the interim periods ended March 31, 2013, June 30, 2013 and September 30, 2013, and during the period from September 30, 2013 through November 14, 2013, the date of resignation, there were no disagreements with Anton & Chia on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton & Chia would have caused it to make reference to such disagreement in its reports.

The above information regarding the change in our independent registered public accounting firm was previously disclosed by us in that certain Current Report on Form 8-K filed on November 20, 2013 (the “November Form 8-K”) We provided Anton & Chia with a copy of the disclosures in the November Form 8-K and requested that Anton & Chia furnish to us a letter addressed to the SEC stating whether or not it agrees with the above statements made by us in response to Item 304(a) of Regulation S-K. A copy of the letter, dated November 19, 2013, is filed as Exhibit 16.1 to the November Form 8-K.

On January 14, 2014, the Board approved the engagement of PKF as its independent registered public accounting firm. During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through January 14, 2014, the date of engagement of PKF, the Company did not consult with PKF regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

AUDIT FEES

The following table summarizes the fees, as applicable, of Turner, Stone & Company, L.L.P., our independent auditor for fiscal year 2012 and the interim period through May 6, 2013, and Anton & Chia, LLP, our independent auditor from May 7, 2013 through November 14, 2013, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two years for other services:

Fee Category	2013	2012
Audit Fees(1)	$20,426	$16,230
Audit-Related Fees(2)	$–	$–
Tax Fees(3)	$3,300	$–
All Other Fees(4)	$–	$–

(1) Audit fees includes the audit of our annual financial statements, review of financial statements included in our Form 10-Q quarterly reports and services that are normally provided by the independent auditors in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2) Audit-related fees consist of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.

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(3) Tax fees consist of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4) All other fees consist of fees for other miscellaneous items.

Our Board has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Board, or, in the period between meetings, by a designated member of Board. Any such approval by the designated member is disclosed to the entire Board at the next meeting. The audit and tax fees paid to the auditors with respect to 2013 and 2012 were pre-approved by the entire Board.

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PROPOSAL 3

APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

The Board believes that it is in the best interests of the Company and its stockholders to amend and restate the Company’s 2013 Equity Incentive Plan so that the Company could issue certain performance-based awards (as described below) to employees and other service providers. Therefore, on June 3, 2014, the Board approved, subject to stockholder approval, the Amended and Restated 2013 Equity Incentive Plan (the “A&R 2013 Plan”). The purpose of the A&R 2013 Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board, employees, and consultants to those of the Company’s stockholders and by providing such individuals with an incentive for performance to generate returns to the Company’s stockholders. The A&R 2013 Plan is further intended to provide the Company flexibility to motivate, attract, and retain the services of members of the Board, employees, and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

The principal features of the A&R 2013 Plan are summarized below, but the summary is qualified in its entirety by reference to the A&R 2013 Plan itself, a copy of which is attached hereto as Appendix A.

DESCRIPTION OF AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

The A&R 2013 Plan is an “omnibus” stock plan consisting of a variety of equity vehicles to provide flexibility in implementing equity awards, including incentive stock options, non-qualified stock options, restricted stock grants, unrestricted stock grants and restricted stock units. Participants in the A&R 2013 Plan may be granted any one of the equity awards or any combination thereof, as determined by the Board. See “Federal Income Tax Information” for a discussion of the tax treatment of awards.

Purpose

The Board adopted the A&R 2013 Plan to provide a means to retain the services of the group of persons eligible to receive awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the employees, as well as non-employee directors and consultants of the Company and its affiliates are eligible to participate in the A&R 2013 Plan, a total of 19 individuals.

Administration

As permitted by the terms of the A&R 2013 Plan, the Board has delegated administration of the A&R 2013 Plan to the Compensation Committee of the Board. As used herein with respect to the A&R 2013 Plan, the “Board of Directors” refers to any committee the Board appoints as well as to the Board itself. Subject to the provisions of the A&R 2013 Plan, the Board has the power to construe and interpret the A&R 2013 Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of the Company’s common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. Subject to the limitations set forth below, the Board will also determine the exercise price of options granted under the A&R 2013 Plan and, with the consent of any adversely affected option holder, may reduce the exercise price of any outstanding option, cancel an outstanding option in exchange for a new option covering the same or a different number of shares of common stock or another equity award or cash or other consideration, or any other action that is treated as a re-pricing under generally accepted accounting principles. All decisions, determinations and interpretations by the Board regarding the A&R 2013 Plan shall be final and binding on all participants or other persons claiming rights under the A&R 2013 Plan or any award.

The Board has the power to delegate administration of the A&R 2013 Plan to a committee composed of not fewer than two (2) members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act. Subject to certain limitations, the Board may also delegate to one or more officers of the Company the authority to do one or both of the following (i) designate officers and employees of the Company to be recipients of awards and (ii) determine the number of shares of common stock to be subject to such awards granted to such officers and employees of the Company. Such officer would be able to grant only the number of shares of common stock subject to awards as specified by the Board, and such officer would not be allowed to grant an award to him or herself.

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Stock Subject to the A&R 2013 Plan

Subject to this Proposal 3, an aggregate of 10,000,000 shares of our common stock is reserved for issuance under the A&R 2013 Plan (which is an increase from the original 1,000,000 shares initially reserved pursuant to the Company’s 2013 Equity Incentive Plan). Shares issued under the A&R 2013 Plan may be previously unissued shares or reacquired shares of our common stock bought on the market or otherwise.

If awards granted under the A&R 2013 Plan expire or otherwise terminate without being exercised, or if any shares of common stock issued to a participant pursuant to an award are forfeited to or repurchased by the Company, such shares of common stock again become available for issuance under the A&R 2013 Plan. If any shares subject to an award are not delivered to a participant because such shares are withheld for the payment of taxes or the award is exercised through a “net exercise”, the number of shares that are not delivered to the participant shall remain available for the grant of awards under the A&R 2013 Plan. If the exercise of any award is satisfied by tendering shares of our common stock held by the participant, the number of shares tendered shall again become available for the grant of awards under the A&R 2013 Plan. Notwithstanding the foregoing, and subject to the terms of the A&R 2013 Plan, the aggregate maximum number of shares of our common stock that may be issued as incentive stock options will be 10,000,000 shares of common stock.

Eligibility

Incentive stock options may be granted under the A&R 2013 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the A&R 2013 Plan.

No incentive stock option may be granted under the A&R 2013 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of our common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the A&R 2013 Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

Subject to certain adjustments set forth in the A&R 2013 Plan, no employee may be granted options under the A&R 2013 Plan covering more than 4,000,000 shares of our common stock during any calendar year (the “Section 162(m) Limitation”).

Terms of Options

The following is a description of the permissible terms of options under the A&R 2013 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options shall be determined by the Board. If options are granted to individuals with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section162(m) of the Code and certain adverse tax consequences would result under Section 409A of the Code. See “Federal Income Tax Information.”

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Acceptable consideration for the purchase of Common Stock issued under the A&R 2013 Plan will be determined by the Board and may include cash, Common Stock previously owned by the optionee, a deferred payment arrangement, the net exercise of the option, consideration received in a “cashless” broker-assisted sale and other legal consideration approved by the Board.

Option Exercise. Options granted under the A&R 2013 Plan may become exercisable in cumulative increments (“vest”) as determined by the Board. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Options granted under the A&R 2013 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the A&R 2013 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement.

Term. The maximum term of options under the A&R 2013 Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term of certain incentive stock options is five years. Options under the A&R 2013 Plan generally terminate three months after termination of the participant’s service unless (i) such termination is due to the participant’s disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. If an optionee’s service with the Company, or any affiliate of the Company, ceases with cause, the option will terminate at the time the optionee’s service ceases. In no event may an option be exercised after its expiration date.

A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer. Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Nonstatutory stock options are transferable to the extent provided in the option agreement.

Terms of Stock Bonuses and Restricted Stock Awards

Stock bonus awards and restricted stock awards are granted through a stock bonus award agreement or restricted stock award agreement.

Payment. Subject to certain limitations, the purchase price for restricted stock or stock bonus awards must be at least the par value of our Common Stock. The purchase price for a stock purchase award may be payable in cash, or any other form of legal consideration approved by the Board. Stock bonus awards may be granted in consideration for the recipient’s past services for the Company.

Vesting. Common stock under a restricted stock or stock bonus award agreement may be subject to a share repurchase option or forfeiture right in our favor, each in accordance with a vesting schedule. If a recipient’s service relationship with us terminates, we may reacquire or receive via forfeiture all of the shares of our common stock issued to the recipient pursuant to a restricted stock or stock bonus award that have not vested as of the date of termination. The Board has the power to accelerate the vesting of stock acquired under a restricted stock or stock bonus award agreement.

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Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may be transferred only as expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

Restricted Stock Unit Awards

Restricted stock unit awards are issued pursuant to a stock unit award agreement.

Payment. Subject to certain limitations, the consideration, if any, for restricted stock unit awards must be at least the par value of our common stock. The consideration for a stock unit award may be payable in any form acceptable to the Board and permitted under applicable law.

Vesting and Settlement. The Board may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate. Restricted stock unit awards are settled in shares of the Company’s common stock. Dividend equivalents may be credited in respect of shares covered by a restricted stock unit award, as determined by the Board. At the discretion of the Board, such dividend equivalents may be converted into additional shares covered by the restricted stock unit award.

Termination of Service. If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.

Adjustment Provisions

Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of common stock subject to the A&R 2013 Plan and outstanding awards. In that event, the A&R 2013 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the A&R 2013 Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Transactions

In the event of certain corporate transactions, all outstanding stock awards under the A&R 2013 Plan may be assumed, continued or substituted for by any surviving entity. If the surviving entity elects not to assume, continue or substitute for such awards, such stock awards will be terminated if not exercised prior to the effective date of the corporate transaction. A stock award may be subject to acceleration of vesting in the event of a change in control as may be provided in the applicable stock award agreement or other written agreement between the award recipient and the Company.

Duration, Amendment and Termination

The Board may suspend or terminate the A&R 2013 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the A&R 2013 Plan will terminate on June 3, 2024, which is the tenth anniversary of the date of its adoption by the Board.

The Board will have authority to amend or terminate the A&R 2013 Plan. No amendment or termination of the A&R 2013 Plan shall adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company will obtain stockholder approval of any such amendment to the A&R 2013 Plan in such a manner and to such a degree as may be required.

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New Plan Benefits

Future awards to the Company’s executive officers and employees are discretionary. Therefore, at this time the benefits that may be received by the Company’s executive officers and other employees if the Company’s stockholders approve the A&R 2013 Plan cannot be determined. Because the value of stock issuable to the Company’s non-employee directors under the A&R 2013 Plan will depend on the fair market value of the Company’s common stock at future dates, it is not possible to determine exactly the benefits that might be received by the Company’s non-employee directors under the A&R 2013 Plan.

Federal Income Tax Information

Incentive Stock Options. Incentive stock options under the A&R 2013 Plan are intended to be eligible for the federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may give rise to or increase alternative minimum tax liability for the participant.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Restricted Stock Purchase Awards, Restricted Stock Units and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards, restricted stock units and stock bonuses granted under the A&R 2013 Plan generally have the federal income tax consequences described below.

There generally are no tax consequences to the participant or the Company by reason of the grant of these awards. However, if the exercise price of a nonstatutory stock option can, at any time, be less than the fair market value of the stock on the grant date, Section 409A of the Code imposes ordinary income and employment tax liability on the participant as the option vests in an amount equal to the difference between the fair market value of the stock on the vesting date and the exercise price. In addition, Section 409A imposes a penalty of 20% of such amount and an interest charge. The Company would be responsible for withholding these tax amounts. Upon acquisition of the stock under any of these awards, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

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Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m) (the “Treasury Regulations”), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Restricted stock, stock bonus awards and restricted stock units will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

The A&R 2013 Plan permits the Company to grant awards designated as “Performance-Based Awards” that are intended to qualify as performance-based compensation under the Treasury Regulations.

Vote Required

Approval of this proposal requires the affirmative vote of holders of a majority of the shares of our Common Stock. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the adoption of the Amended and Restated 2013 Equity Incentive Plan.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors, nominees for director, nominees for director or officers, anyone who has served as a director or officer at any time since the beginning of the last fiscal year, nor any associate or affiliate of the foregoing, have any substantial interest, direct or indirect, other than elections to office, in any matter to be acted upon as described in this proxy statement.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit nominations for directors or proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2015 annual meeting of stockholders they must have been received by us no later than March 5, 2015. Such proposals should be directed to CannaVEST Corp., 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any Meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS

We will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our common stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. We will also deliver a separate copy of this proxy statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Allen Shubat, secretary of the Company, 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146, by registered, certified or express mail or by calling the Company at (866) 290-2157.

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AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549-2521. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

Las Vegas, Nevada

July 2, 2014	By Order of the Board of Directors

/s/ Allen Shubat
Allen Shubat, Secretary

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Appendix A

CannaVest Corp.

AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

Amended and Restated Plan Adopted by the Board: June 3, 2014
Amended and Restated Plan Approved by the Stockholders: ______, 2014

Termination Date: June 3, 2024

1. General.

(a) Purposes. The purposes of the Plan are as follows:

(i) To provide additional incentive for selected Employees, Directors and Consultants to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company; and

(ii) To enable the Company to secure and retain key Employees, Directors and Consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards under the Plan are the Employees, Directors and Consultants of the Company and its Affiliates.

(c) Available Stock Awards. The following Stock Awards are available under the Plan: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock awards, (iv) Restricted Stock Units; (v) Stock Bonus awards; and (vi) Performance-Based Awards.

2. Definitions.

(a) “Administrator” means the entity that conducts the general administration of the Plan as provided herein. The term “Administrator” shall refer to the Board unless the Board has delegated administration to a Committee as provided in Article 3.

(b) “Affiliate” means:

(i) with respect to Incentive Stock Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(ii) with respect to Stock Awards other than Incentive Stock Options, any entity described in paragraph (a) of this Section 2(b), plus any other corporation, limited liability company, partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of a limited liability company, partnership or joint venture.

(c) “Award Shares” means the shares of Common Stock of the Company issued or issuable pursuant to a Stock Award, including Option Shares issued or issuable pursuant to an Option.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” shall mean:

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(i) The direct or indirect sale or transfer, in a single transaction or a series of related transactions, by the stockholders of the Company of voting securities, in which the holders of the outstanding voting securities of the Company immediately prior to such transaction or series of transactions hold, as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power all outstanding voting securities of the Company or of the acquiring entity immediately after such transaction or series of related transactions;

(ii) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(iii) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;

(iv) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or

(v) Any time individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means a committee appointed by the Board in accordance with Section 3(c).

(h) “Common Stock” means the shares of common stock of the Company.

(i) “Company” means CannaVEST Corp., a Delaware corporation.

(j) “Consultant” means any consultant or adviser if:

(a) The consultant or adviser renders bona fide services to the Company or any Affiliate;

(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(i) The consultant or adviser is a natural person who has contracted directly with the Company or any Affiliate to render such services.

(k) “Covered Employee” means an Employee who is, or is likely to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code.

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(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code and as interpreted by the Administrator in each case.

(n) “Effective Date” shall have the meaning given in Section 18 herein.

(o) “Employee” means a regular employee of the Company or an Affiliate, including an Officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q) “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(i) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported;

(ii) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation; or

(iii) If neither (i) nor (ii) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor rule.

(t) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u) “Officer” means any person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

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(x) “Optionee” means the Participant to whom an Option is granted or, if applicable, such other person who holds an outstanding Option.

(y) “Option Shares” means the shares of Common Stock of the Company issued or issuable pursuant to the exercise of an Option.

(z) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation”, and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(aa) “Participant” means an Optionee or any other person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(bb) “Performance-Based Award” means a Stock Award granted to selected Covered Employees pursuant to Article 7, but which is subject to the terms and conditions set forth in Article 8.

(cc) “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders’ equity, return on sales, gross or net profit margin, working capital, earnings per share and price per share of Common Stock, the achievement of certain milestones, customer retention rates, licensing, partnership or other strategic transactions, obtaining a specified level of financing for the Company, as determined by the Administrator, including the issuance of securities, or the achievement of one or more corporate, divisional or individual scientific or inventive measures. Any of the criteria identified above may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(dd) “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division or other operational unit, or an individual. The Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(ee) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ff) “Plan” means this Amended and Restated June 3, 2014 Equity Incentive Plan.

(gg) “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code

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(hh) “Restricted Stock” means Common Stock awarded to a Participant pursuant to Section 7(b) that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

(ii) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Restricted Stock award. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(jj) “Restricted Stock Unit” means a right to receive a share of Common Stock during specified time periods granted pursuant to Section 7(c).

(kk) “Securities Act” means the Securities Act of 1933, as amended.

(ll) “Stock Award” means any right granted under the Plan, including an Option, a right to acquire Restricted Stock, a Restricted Stock Unit, a Stock Bonus or a Performance-Based Award.

(mm) “Stock Award Agreement” means any written or electronic agreement, including an Option Agreement, Stock Bonus Agreement, or Restricted Stock Award Agreement, between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and any additional rules and regulations adopted by the Administrator and incorporated therein.

(nn) “Stock Bonus” means a payment in the form of shares of Common Stock, or as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 7(a).

(oo) “Stock Bonus Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Stock Bonus. Each Stock Bonus Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(pp) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

(qq) “Termination of Service” means:

(i) With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, the time when the employer-employee relationship between the Participant and the Company (or an Affiliate) is terminated for any reason, including, without limitation a termination by resignation, discharge, death or retirement;

(ii) With respect to Stock Awards granted to a Participant in his or her capacity as a Director, the time when the Participant ceases to be a Director for any reason, including without limitation a cessation by resignation, removal, failure to be reelected, death or retirement, but excluding cessations where there is a simultaneous or continuing employment of the former Director by the Company (or an Affiliate) and the Administrator expressly deems such cessation not to be a Termination of Service;

(iii) With respect to Stock Awards granted to a Participant in his or her capacity as a Consultant, the time when the contractual relationship between the Participant and the Company (or an Affiliate) is terminated for any reason; and

(iv) With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, Director or Consultant of an Affiliate, when such entity ceases to qualify as an Affiliate under this Plan, unless earlier terminated as set forth above.

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Notwithstanding anything to the contrary herein set forth, a change in status from an Employee to a Consultant or from a Consultant to an Employee shall not constitute a Termination of Service for the purposes hereof, if and to the extent so determined by the Administrator. The Administrator, in its sole and absolute discretion, shall determine the effect of all other matters and issues relating to a Termination of Service.

3. Administration.

(a) Administration by Board. The Plan shall be administered by the Administrator unless and until the Board delegates administration to a Committee or an Officer, as provided in Section 3(c) below.

(b) Powers of the Administrator. The Administrator shall have the power, except as otherwise provided herein:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how the Stock Awards shall be granted; (C) what type or combination of types of Stock Awards will be granted; (D) the terms and conditions of each Stock Award granted (which need not be identical), including, without limitation, the transferability or repurchase of such Stock Awards or Award Shares issuable thereunder, as applicable, and the circumstances under which Stock Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; and (E) the number of Award Shares subject to a Stock Award that shall be granted to a Participant.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to make exceptions to any such provisions in good faith and for the benefit of the Company, and to establish, amend and revoke rules and regulations for the Plan’s administration. The Administrator, in the exercise of its power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv) To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To submit any amendment to the Plan for stockholder approval.

(vii) To amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

(viii) To amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Administrator discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (a) the Company requests the consent of the affected Participant, and (b) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Administrator may amend the terms of any one or more Stock Awards if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

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(ix) To amend the Plan as provided in Section 16.

(x) To prescribe and amend the terms of the agreements or other documents evidencing Stock Awards made under this Plan (which need not be identical).

(xi) To place such restrictions on the sale or other disposition of Award Shares as may be deemed appropriate by the Administrator.

(xii) To determine whether, and the extent to which, adjustments are required pursuant to Section 11.

(xiii) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company.

(c) Delegation to a Committee.

(i) General. The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in the Plan to the Administrator shall thereafter be deemed to be references to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

(ii) Section 162(m) and Rule 16b-3 Compliance.  In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act.  In addition, the Board or the Committee, in its discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(iii) Delegation to an Officer.  The board may delegate to one or more Officers of the Company the authority to do one or both of the following:  (i) designate Officers and Employees of the Company or any of its Affiliates to be recipients of Stock Awards and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees of the Company; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.  Notwithstanding anything to the contrary in this Section 3(c), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock.

(d) Effect of Change in Status. The Administrator shall have the absolute discretion to determine the effect upon a Stock Award, and upon an individual’s status as an Employee, Consultant or Director under the Plan, including whether a Participant shall be deemed to have experienced a Termination of Service or other change in status, and upon the vesting, expiration or forfeiture of a Stock Award or Award Shares issuable in respect thereof, in the case of (i) a Termination of Service for cause, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between the Company and any Affiliate or between any Affiliates, (iii) any change in the Participant’s status from an Employee to a Consultant or member of the Administrator of Directors, or vice versa, and (v) any Employee who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of an Affiliate.

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(e) Determinations of the Administrator. All decisions, determinations and interpretations by the Administrator regarding this Plan shall be final and binding on all Participants or other persons claiming rights under the Plan or any Stock Award. The Administrator shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Director, Officer or Employee of the Company and such attorneys, consultants and accountants as it may select. A Participant or other holder of a Stock Award may contest a decision or action by the Administrator with respect to such person or Stock Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Administrator’s decision or action was arbitrary or capricious or was unlawful.

(f) Arbitration. Any dispute or claim concerning any Stock Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in the County of San Diego, California. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting a Stock Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

4. Shares Subject to the Plan; Overall Limitation.

(a) Shares Subject to the Plan. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the Award Shares that may be issued pursuant to Stock Awards shall not exceed in the aggregate Ten Million (10,000,000) shares of the Company’s Common Stock. Of such amount, Ten Million (10,000,000) Award Shares may be issued pursuant to Incentive Stock Options. In the event that (a) all or any portion of any Stock Award granted or offered under the Plan can no longer under any circumstances be exercised or otherwise become vested, or (b) any Award Shares are reacquired by the Company which were initially the subject of a Stock Award Agreement, the Award Shares allocable to the unexercised or unvested portion of such Stock Award, or the Award Shares so reacquired, shall again be available for grant or issuance under the Plan.

(b) Individual Participant Limitations. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11 below, the maximum number of shares of Common Stock with respect to one or more Stock Awards that may be granted to any one Participant during any calendar year shall be Four Million (4,000,000).

5. Eligibility.

(a) General. Incentive Stock Options may be granted only to Employees; all other Stock Awards may be granted only to Employees, Directors and Consultants. In the event a Participant is both an Employee and a Director, or a Participant is both a Director and a Consultant, the Stock Award Agreement shall specify the capacity in which the Participant is granted the Stock Award; provided, however, if the Stock Award Agreement is silent as to such capacity, the Stock Award shall be deemed to be granted to the Participant as an Employee or as a Consultant, as applicable.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6. Option Agreement Provisions.

Each Option shall be granted pursuant to a written Option Agreement, signed by an Officer of the Company and by the Optionee, which shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of the provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

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(a) Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement; provided, however, that an Incentive Stock Option granted to a Ten Percent Stockholder shall be subject to the provisions of Section 5(b).

(b) Exercise Price of an Option. Subject to the provisions of Section 5(b) regarding Incentive Stock Options granted to Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. The Administrator shall determine the exercise price of each Nonstatutory Stock Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Incentive Stock Option is granted pursuant to an assumption of or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Administrator in its sole discretion, by any combination of the methods of payment set forth below. The Administrator shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(c) are:

(i) by cash or check;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Administrator that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Administrator.

(d) Transferability. The following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, however, that the Administrator may, in its sole discretion, permit transfer of the Option to a revocable trust. Notwithstanding the foregoing, however, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable only by the Optionee during the Optionee’s lifetime, except as otherwise permitted by the Administrator and by Sections 421, 422 and 424 of the Code and the regulations and other guidance thereunder.

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(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option shall be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be the beneficiary of an Option with the right to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise. In the absence of such a designation, the executor or administrator of the Optionee’s estate shall be entitled to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise.

(e) Vesting. Each Option shall vest and become exercisable in one or more installments, at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more performance criteria, as shall be determined by the Administrator.

(f) Termination of Service. In the event of the Termination of Service of an Optionee for any reason (other than for “Cause,” as defined in an Option Agreement, or upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is set forth in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, such exercise period provided in the Option Agreement shall not exceed three (3) months from the date of termination.

(g) Disability of Optionee. In the event of a Termination of Service of an Optionee as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within the period specified in the Option Agreement (in no event to exceed twelve (12) months from the date of such termination in the case of an Incentive Stock Option), and only to the extent that the Optionee was entitled to exercise the Option at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

(h) Death of Optionee. In the event that (i) an Optionee’s Termination of Service occurs as a result of the Optionee’s death, or (ii) an Optionee dies within the period (if any) specified in the Option Agreement after the Optionee’s Termination of Service for a reason other than death, then, notwithstanding Section 6(f) above, the Option may be exercised (to the extent the Optionee was entitled to exercise such Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death, but only within the period ending on the earlier of (i) the date that is twelve (12) months after the date of Termination of Service, or (ii) the expiration of the term of such Option as set forth in the Option Agreement.

(i) Termination for Cause. In the event of the Termination of Service of an Optionee for Cause, except as otherwise determined by the Administrator in the specific situation, all Options granted to such Optionee shall expire as set forth in the Option Agreement.

(j) Extension of Termination Date. An Optionee’s Option Agreement may provide that if the exercise of the Option following an Optionee’s Termination of Service (other than for Cause or upon the Optionee’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(k) Non-Exempt Employees. Unless otherwise determined by the Administrator of Directors, no Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

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(l) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time prior to a Termination of Service to exercise the Option as to any part or all of the Option Shares prior to the full vesting of the Option. Any unvested Option Shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Administrator determines to be appropriate.

7. Provisions of Stock Awards Other Than Options.

(a) Stock Bonus Awards. Stock Bonus awards shall be made pursuant to Stock Bonus Agreements in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of Stock Bonus Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Agreements need not be identical, but each Stock Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i) Consideration. A Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit, provided that the Participant remains eligible to receive Stock Awards hereunder at the time of the award.

(ii) Vesting. Award Shares issued pursuant to a Stock Bonus Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator.

(iii) Termination of Service. In the event of a Termination of Service, the Company may reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Stock Bonus Agreement.

(iv) Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Stock Bonus Agreement shall not be transferable except by will or by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(b) Restricted Stock Awards. Each Restricted Stock award shall be made pursuant to a Restricted Stock Award Agreement in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of the Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, but each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i) Purchase Price. The purchase price under each Restricted Stock Award Agreement shall be such amount as the Administrator shall determine and designate in such Restricted Stock Award Agreement, including no consideration or such minimum consideration as may be required by applicable law.

(ii) Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award Agreement, if any, shall be paid either: (a) in cash at the time of purchase; (b) at the discretion of the Administrator, according to a deferred payment or other similar arrangement with the Participant; or (c) in any other form of legal consideration that may be acceptable to the Administrator in its discretion.

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(iii) Vesting. Award Shares acquired under the Restricted Stock Award Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator.

(iv) Termination of Service. In the event of a Participant’s Termination of Service, the Company may repurchase or otherwise reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Restricted Stock Award Agreement.

(v) Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Restricted Stock Award Agreement shall not be transferable except by will, by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(c) Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Participant to whom the Award is granted. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock. All Restricted Stock Unit awards shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Stock Award Agreement.

8. Performance-Based Awards.

(a) Purpose. The purpose of this Article 8 is to provide the Administrator the ability to qualify Stock Awards other than Options as Qualified Performance-Based Compensation. If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 8 shall control over any contrary provision contained in Article 7; provided, however, that the Administrator may in its discretion grant Stock Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 8.

(b) Applicability. This Article 8 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

(c) Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article 7 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

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(d) Payment of Performance-Based Awards. Unless otherwise provided in the applicable Stock Award Agreement, a Participant must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

(e) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

9. Covenants of the Company.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Compliance with Laws and Regulations. This Plan, the grant and exercise of Stock Awards thereunder, and the obligation of the Company to sell, issue or deliver Award Shares under such Stock Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Award Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary or advisable for the lawful issuance and sale of any Award Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Award Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Award Shares shall be issued and/or transferable under any other Stock Award unless a registration statement with respect to the Award Shares underlying such Stock Award is effective and current or the Company has determined that such registration is unnecessary.

10. Use of Proceeds.

Proceeds from the sale of Award Shares shall constitute general funds of the Company and shall be used for general operating capital of the Company.

11. Adjustments Upon Change in Common Stock.

If any change is made in the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, exchange of shares, change in corporate structure or other distribution of the Company’s equity securities), the Plan and all outstanding Stock Awards will be appropriately adjusted in the class and maximum number of shares subject to the Plan and the class and number of shares and price per share of Common Stock subject to outstanding Stock Awards. Such adjustment shall be made by the Administrator, the determination of which shall be final, binding and conclusive.

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12. Adjustments Upon Change in Control.

(a) The Administrator shall have the discretion to provide in each Stock Award Agreement the terms and conditions that relate to (i) vesting of such Stock Award in the event of a Change in Control, and (ii) assumption of such Stock Award Agreements or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Stock Award Agreement.

(b) If the terms of an outstanding Option Agreement provide for accelerated vesting in the event of a Change in Control, or to the extent that an Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the vested Option Shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the aggregate exercise price of the vested Option Shares. If in such case the aggregate exercise price of the vested Option Shares is greater than or equal to the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the vested Option Shares had the Option been exercised immediately prior to the Change in Control, then the Option shall be cancelled and Optionee shall receive no payment for such Option Shares. Upon such purchase, exchange or cancellation, the Option shall be terminated and Optionee shall have no further rights with respect to such Option.

(c) Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

13. Acceleration of Exercisability and Vesting.

The Administrator shall have the power to accelerate the time at which any or all Stock Awards may first be exercised or the time during which any or all Stock Awards or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in any Stock Award stating the time at which it may first be exercised or the time during which it will vest. By approval of the Plan, the Company’s stockholders consent to any such accelerations in the Administrator’s sole discretion.

14. Dissolution or Liquidation.

In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

15. Miscellaneous.

(a) Stockholder Rights. Neither a Participant nor any person to whom a Stock Award is transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Award Shares unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms and the Company has duly issued a stock certificate for such Award Shares.

(b) No Employment or Other Service Rights. Nothing in the Plan or any Stock Award Agreement shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause; (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate; or (iii) the service of a Director pursuant to the Bylaws or Certificate of Incorporation of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(c) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and any Affiliates) exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

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(d) Investment Assurances. The Company may require a Participant, as a condition of exercising an Option or otherwise acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act; or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(e) Withholding Obligations. The Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award, provided that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability); or (iii) by such other method as may be set forth in the Stock Award Agreement.

(f) Compliance with Section 409A of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date (as defined in Section 18 below). Notwithstanding any provision of the Plan or Stock Award to the contrary, in the event that following the Effective Date the Administrator determines that any Stock Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Stock Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award; or (ii) comply with the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

16. Amendment of the Plan.

(a) In General. The Administrator at any time, and from time to time, may amend the Plan. However, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment where the amendment will:

(i) Increase the number of shares reserved for Stock Awards under the Plan, except as provided in Section 11 relating to adjustments upon changes in Common Stock;

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(ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

(b) Amendment to Maximize Benefits. It is expressly contemplated that the Administrator may amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under the Plan into compliance therewith.

(c) No Impairment. The rights and obligations under any Stock Award granted before any amendment of the Plan shall not be altered or impaired by such amendment unless the Company requests the consent of the person to whom the Stock Award was granted and such person consents in writing; provided, however, that notwithstanding anything to the contrary in this Section 16 or elsewhere in this Plan, no such consent shall be required with respect to any amendment or alteration if the Administrator determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Stock Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

17. Termination or Suspension of the Plan.

(a) Termination or Suspension. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 3, 2024 (which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier), and no Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Stock Awards and Stock Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

(b) No Impairment. Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as otherwise provided herein or with the consent of the person to whom the Stock Award was granted.

18. Effective Date of Plan.

The Plan became effective on June 3, 2014, which is the date that the Plan was originally adopted by the Board (the “Effective Date”).

19. Non-Exclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of stock options or restricted stock otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20. Liability of the Company.

The Company and the members of the Board shall not be liable to a Participant or any other persons as to: (a) the non-issuance or non-transfer, or any delay of issuance or transfer, of any Award Shares which results from the inability of the Company to comply with, or to obtain, or from any delay in obtaining from any regulatory body having jurisdiction, all requisite authority to issue or transfer Award Shares if counsel for the Company deems such authority reasonably necessary for lawful issuance or transfer of any such shares and, in furtherance thereof, appropriate legends may be placed on the stock certificates evidencing Award Shares to reflect such transfer restrictions; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Stock Award granted hereunder.

21. Choice of Law.

The laws of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

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====================================================================

June 3, 2014

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

OF

CannaVest Corp.

====================================================================

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1.	GENERAL.	A-1

2.	DEFINITIONS.	A-1

3.	ADMINISTRATION.	A-6

4.	SHARES SUBJECT TO THE PLAN; OVERALL LIMITATION.	A-8

5.	ELIGIBILITY.	A-8

6.	OPTION AGREEMENT PROVISIONS.	A-8

7.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.	A-11

8.	PERFORMANCE-BASED AWARDS.	A-12

9.	COVENANTS OF THE COMPANY.	A-13

10.	USE OF PROCEEDS.	A-13

11.	ADJUSTMENTS UPON CHANGE IN COMMON STOCK.	A-13

12.	ADJUSTMENTS UPON CHANGE IN CONTROL.	A-14

13.	ACCELERATION OF EXERCISABILITY AND VESTING.	A-14

14.	DISSOLUTION OR LIQUIDATION.	A-14

15.	MISCELLANEOUS.	A-14

16.	AMENDMENT OF THE PLAN.	A-15

17.	TERMINATION OR SUSPENSION OF THE PLAN.	A-16

18.	EFFECTIVE DATE OF PLAN.	A-16

19.	NON-EXCLUSIVITY OF THE PLAN.	A-16

20.	LIABILITY OF THE COMPANY.	A-16

21.	CHOICE OF LAW.	A-16

A-18

CANNAVEST CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE MEETING OF STOCKHOLDERS

TO BE HELD JULY 23, 2014

The undersigned hereby appoints Michael Mona, Jr. proxy of the undersigned, with power of substitution, to vote all shares held by the undersigned which are entitled to be voted at the Meeting of the Stockholders of CannaVEST Corp. (the “Company”) to be held July 23, 2014, and any adjournment(s) thereof, as effectively as the undersigned could do if personally present. All the following matters are proposed by the Company:

(1)	To elect the following persons as directors, each to serve until the next Annual Meeting of Stockholders, and until his successor is duly elected and qualified:

Michael Mona, Jr.

Bart P. Mackay

Larry Raskin

__	FOR all persons listed (except as marked to the contrary below.)

__	Withhold authority to vote for all nominees

__	Withhold authority to vote for nominee(s), named below:

_______________________________________________________________________________

(2)	To ratify PKF, Certified Public Accountants, A Professional Corporation, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;:

__	FOR

__	AGAINST

__	ABSTAIN

(3)	To approve the Company’s Amended and Restated 2013 Equity Incentive Plan:

__	FOR

__	AGAINST

__	ABSTAIN

(4)	In the discretion of the Proxy holder, on any other matter that may properly come before the meeting or any adjournments thereof.

The shares represented by this Proxy will be voted as directed. WHERE NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR MATTER 1 above.

The undersigned hereby revokes any proxy or proxies heretofore given to vote or act with respect to the capital stock of the Company and hereby ratifies and confirms all that the Proxy, or his substitutes, or any of them, may lawfully do by virtue hereof.

Please sign below, date, detach and return this page promptly in the enclosed envelope.

Dated: ____________
(Signature)

Dated: ____________
(Signature - Joint Owners)

IMPORTANT: Please date this Proxy and sign your name exactly as it appears to the left. When signing on behalf of a corporation, partnership, estate, trust or in other representative capacity, please sign name and title. Where there is more than one owner, each owner must sign.